Exhibit 99.4

INDEX TO UNITED PROPERTY SYSTEMS, LLC FINANCIAL STATEMENTS

Page
Independent Auditors’ Report	F-21

Financial Statements
Statements Of Revenue Over Certain Expenses	F-22
Notes To Statements Of Revenue Over Certain Expenses	F-23

INDEPENDENT AUDITORS’ REPORT

Board of Directors
United Property Systems, LLC

Report On The Financial Statements

We have audited the accompanying statements of revenue over certain expenses of property owned by MRV Banks (referred to in these statements as the “Josephville Road Property”) for the years ended December 31, 2013 and 2012, and the related notes to the statements of revenue over certain expenses.

Management’s Responsibility For The Statements

Management of United Property Systems, LLC is responsible for the preparation and fair presentation of the statements of revenue over certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenue over certain expenses that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue over certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenue over certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statements of revenue over certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statements of revenue over certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenue over certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenue over certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Josephville Road Property for the years ended December 31, 2013 and 2012, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenue over certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and are not intended to be a complete presentation of the Josephville Road Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ RubinBrown LLP
Saint Louis, Missouri
November 17, 2014

STATEMENTS OF REVENUE OVER CERTAIN EXPENSES

	For The Nine Months Ended September 30, 2014 (Unaudited)	For The Years Ended December 31,
		2013	2012
Revenues
Lease income	$116,554	$78,000	$78,000
Expenses
Real estate taxes expense	14,877	19,836	20,421
Revenues In Excess Of Certain Expenses	$101,677	$58,164	$57,579

See the accompanying notes to Statements of Revenue Over Certain Expenses.

NOTES TO STATEMENTS OF REVENUE OVER CERTAIN EXPENSES

For the Nine-Month Period Ended September 30, 2014 (Unaudited) and For the Years Ended December 31, 2013 and 2012

1. Summary Of Significant Accounting Policies

Basis Of Accounting

The accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenue related to leased property is recognized on a straight-line basis over the term of the lease when collectability is reasonably assumed. Rental payments on the leased property are received on a monthly basis and are included as lease income within the accompanying statements of revenue and certain expenses.

Real Estate Tax Expense

Real estate tax expense is accrued on a straight-line basis and is paid on an annual basis.

Subsequent Events

Management has evaluated subsequent events through November 17, 2014, the date which the statements were available for issue.

2. Basis Of Presentation

In June 2014, United Property Systems, LLC purchased a parcel of land from MRV Banks (the “Josephville Road Property”). The Josephville Road Property is commercial property, which consists of office space and a concrete production facility.

The accompanying statements of revenue over certain expenses represent those of the Josephville Road Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

The accompanying statements of the Josephville Road Property’s revenue over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses expected in future operations. Excluded items include depreciation not directly comparable to the future operations of the Josephville Road Property.

An audited statement of revenue over certain expenses is being presented for the two most recent fiscal years available, instead of the three most recent years based on the following factors: (i) the Josephville Road Property was acquired from an unaffiliated party and (ii) based on due diligence of the Josephville Road Property by United Property Systems, LLC, management is not aware of any material factors relating to the Josephville Road Property that would cause this financial information not to be indicative of future operating results.

The accompanying unaudited statement of revenue over certain expenses has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including Article 3-14 of Regulation S-X. Accordingly, the statement of revenue over certain expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management of United Property Systems, LLC, the statement of revenue over operating expenses for the interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

3. Lease Agreements

United Property Systems, LLC’s lease with MoGas Pipeline LLC commenced on June 12, 2014, and will terminate on May 31, 2015, with the option for automatic yearly renewals indefinitely. Under the terms of the lease, the Company will receive monthly rent payments from MoGas Pipeline LLC, as well as an annual payment to cover real estate taxes incurred during the year. Total rental income including accrued reimbursement with real estate taxes earned under this lease during the nine-month period ended September 30, 2014 was $57,471.

MRV Banks’ lease with Western Ready-Mix, Inc. commenced on January 1, 2011, and terminated on December 31, 2012. Western Ready-Mix, Inc. then leased the property on a month-to-month basis until signing a new lease for the property with United Property Systems, LLC on September 1, 2014. The lease will terminate on August 31, 2015. Under the terms of the lease, the Company will receive monthly rent payments from Western Ready-Mix, LLC, as well as an annual payment to cover real estate taxes incurred during the year. Total rental income earned under this lease during the nine-month period ended September 30, 2014 was $59,083. Rental income earned during the years ended December 31, 2013 and 2012 amounted to $78,000.

Future minimum lease payments to be received in 2015 amount to $125,000.